Segment and Entity-wide Disclosures	12 Months Ended
Dec. 31, 2023
Segment Reporting [Abstract]
Segment and Entity-wide Disclosures	Segment and Entity-wide Disclosures
Segment reporting

Based on how the Company's CODM assesses the performance of the business, as well as the availability of discrete financial information, the Company has identified two reportable segments: eLMTree and GEH Singapore. The CODM utilizes revenue and operating income to assess the performance of these segments. The Company does not allocate corporate expenses related to the Company’s Board of Directors and strategic initiatives, as well as certain other costs, to the individual segments, and instead reports all such costs in the eLMTree segment.
Prior to acquisition of the GEH Singapore segment in December 2023, the Company had only one operating segment. The tables below represent the segment information reviewed by the Company's CODM for the year ended December 31, 2023 (in thousands):

	eLMTree	GEH Singapore
Revenue	$411,756	$1,808
Cost of sales	$309,186	$1,237
Depreciation and amortization expense	$5,090	$34
Operating (loss) income	$(43,957)	$204
Interest expense	$4,659	$2
Other income (expense)	$2,253	$(3)
Pre-tax (loss) income from continuing operations	$(47,185)	$198
Income tax benefit	$9,137	$19
Net income (loss)	(38,048)	$217
Long lived assets:
Property plant and equipment	$7,037	$4,841
Right of use assets	$2,412	$5,079
Intangible assets	$43,700	$7,750
Entity-wide disclosures

The following table reflects the Company's geographic distribution of property, plant, and equipment, net and ROU assets, net (in thousands):

Singapore	$9,920
United Kingdom	6,496
United states	1,495
Rest of World	1,458
$19,369